Exhibit 99.1

WeWork to Become Publicly Traded Via SPAC Merger with BowX Acquisition Corp.

•	WeWork’s platform and global network position the company as a leader in flexible space, ideally situated to serve the multi-trillion dollar office space market and the future of work

•	Within the past year, WeWork has made significant progress in the ongoing transformation of the business with a focus on cost-management and smart digital innovations

•	COVID-19 has accelerated the demand for flexible workspace among organizations large and small, which WeWork is uniquely positioned to serve on a global basis

•	A significantly improved cost structure combined with strong demand from WeWork members globally presents a clear path to positive adjusted EBITDA

•	The transaction implies a pro forma initial enterprise value of approximately $9 billion for WeWork; resulting cash on hand will enable WeWork to fund its growth plans

•

WeWork will receive approximately $1.3 billion, including a fully committed $800 million private placement investment with key investors including Insight Partners, funds managed by Starwood Capital Group, Fidelity Management & Research Company LLC, Centaurus Capital, and funds and accounts managed by BlackRock

MENLO PARK and NEW YORK, March 26, 2021 – WeWork, the leading flexible space provider, and BowX Acquisition Corp. (NASDAQ: BOWX, BOWXU and BOWXW) (“BowX”), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement, providing for a business combination that will result in WeWork becoming a publicly listed company. The transaction values WeWork at an initial enterprise value of approximately $9 billion. The transaction will provide WeWork with approximately $1.3 billion of cash which will enable the company to fund its growth plans into the future.

Sandeep Mathrani, CEO of WeWork, said, “WeWork has spent the past year transforming the business and refocusing its core, while simultaneously managing and innovating through a historic downturn. As a result, WeWork has emerged as the global leader in flexible space with a value proposition that is stronger than ever. Having Vivek and the BowX team will be invaluable to WeWork as we continue to define the future of work.”

Vivek Ranadivé, Chairman and Co-CEO of BowX Acquisition Corp., said, “I’m thrilled to partner with Sandeep, Marcelo and the entire WeWork team as they continue to transform this business and the real estate industry at large. This company is primed to achieve profitability in the short-term, but the added long-term opportunity for growth and innovation is what made WeWork a perfect fit for BowX. With a fantastic core business, I see WeWork as a company at an inflection point, with an incredible roster of key members coupled with the vision and leadership to digitize an enormous industry.”

Marcelo Claure, Executive Chairman of WeWork, said, “SoftBank has always seen the potential in WeWork’s core business to disrupt the commercial real estate industry and reimagine the workplace. Today, we take another step towards making that vision a reality. The pandemic has fundamentally changed the way we work, and WeWork is incredibly well positioned to springboard into a future propelled by digital technology and a new appreciation of the value of flexible workspace. We look forward to having BowX as our partner as we look to the next chapter.”

Barry Sternlicht, Chairman and CEO of Starwood Capital Group said, “The commercial real estate industry has experienced a seismic shift and the future of work is now being redefined in real time. WeWork is the leader in flexible space, with a globally recognized brand.”

Deven Parekh, Managing Director at Insight Partners, said, “With COVID accelerating the adoption of flexible workspace around the globe, WeWork is uniquely positioned to meet rising demand in a dynamic market. As leaders in growth investing across technology and software, we are excited to bring our decades of experience to further accelerate WeWork’s expanding digital platform.”

Marcelo Claure and Sandeep Mathrani will continue to lead WeWork as Executive Chairman and Chief Executive Officer, respectively, along with the rest of the company’s highly experienced leadership team. Following the closing, Vivek Ranadivé of BowX and Deven Parekh of Insight Partners will join the company’s Board of Directors.

A Transformed WeWork

Since 2019, WeWork has made significant progress towards transforming its business through a strategic plan that included robust expense management efforts, exits of non-core businesses, and material portfolio optimization, which contributed to a dramatically improved cost structure.

Over the course of 2020, WeWork improved its free cash flow by $1.6 billion through cost cutting measures including reducing SG&A expenses by $1.1 billion and trimming building operating expenses by $400 million. The company also exited all of its non-core ventures and streamlined headcount by 67% from its peak in September 2019. Today, WeWork is a more focused company built around a core flexible space business that is poised for substantial growth.

As of December 2020, the company successfully exited 106 pre-open or underperforming locations and executed over 100 lease amendments for rent reductions, deferrals, or tenant improvement allowances resulting in an estimated $4.0 billion reduction in future lease payments. After its strategic asset exits, WeWork retains an unmatched scale and value proposition worldwide thanks to its 851 locations in 152 cities, totaling more than one million workstations. Enterprise companies now make up more than 50% of WeWork’s memberships, up from just 10% in 2015. Only 10% of WeWork’s members have month-to-month commitments, while more than 50% have commitments longer than 12 months, contributing to an average full commitment term of well over 15 months.

As witnessed through the COVID-19 pandemic, WeWork’s strong business model has demonstrated resilience in an unprecedented downturn. 2020 revenue, excluding China, was $3.2 billion, which is flat compared to 2019, even after exiting non-core businesses and despite significant headwinds from COVID-19.

Amidst its transformation, WeWork has continued to redefine the flexible workplace market by digitizing its global physical network. As traditional landlords look to embrace the flexible model that WeWork pioneered and the market demands, the company will be well positioned to offer landlords an asset light technology platform for managing and orchestrating flexible space.

Going forward, WeWork intends to expand beyond its core business through its On Demand, All Access, and Platform offerings, enabling users to choose from their WeWork mobile app when, where, and how they work. Demand from landlords and members remains strong, and today WeWork has a $4.0 billion total sales pipeline and an estimated $1.5 billion in committed 2021 revenue.

Summary of the Transaction

The transaction will be funded with BowX’s $483 million of cash in trust (assuming no redemptions from the trust account by public investors of BowX) in addition to a fully committed $800 million private placement investment at $10.00 per share led by leading investors including Insight Partners, funds managed by Starwood Capital Group, Fidelity Management & Research Company LLC, Centaurus Capital, and funds and accounts managed by BlackRock.

Upon closing, it is expected that the company will have approximately $1.9 billion of cash on the balance sheet and total liquidity of $2.4 billion (assuming no redemptions from the trust account by public investors of BowX), including a $550 million senior secured notes facility to be provided by SoftBank Group.

The transaction, which has been unanimously approved by the Boards of Directors of WeWork and BowX, is expected to close by the third quarter of 2021, subject to receipt of BowX stockholder approval, and the satisfaction of other customary closing conditions.

The post-transaction nine-member board will be majority independent, with the initial board comprised of Mr. Mathrani and individuals designated by a variety of new and existing investors to ensure WeWork remains disciplined and aligned with shareholder interests. After the transaction closes, representatives of SoftBank Group and SoftBank Vision Fund, independent or acting together, will comprise a minority number of the nine board seats.

Additional information about the proposed transaction, including a copy of the investor presentation, will be provided in a Current Report on Form 8-K to be filed by BowX today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Investor Conference Call

WeWork and BowX will host an investor conference call on March 26, 2021 at 8:30 AM ET to discuss the proposed transaction and review an investor presentation. The conference call can be accessed by visiting https://event.on24.com/wcc/r/3090147/965648CCEEA528A3E6EF972751DAC880

Investor Presentation

A copy of the investor presentation can be found here.

Advisors

PJT Partners is acting as sole financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to WeWork. UBS Investment Bank is acting as sole financial and capital markets advisor to BowX. Cooley LLP is acting as legal counsel to BowX.

UBS Investment Bank and PJT Partners are acting as joint placement agents with respect to the private placement. Paul Hastings LLP is acting as placement agent counsel.

Morrison & Foerster LLP is acting as legal counsel to SoftBank Group.

About WeWork

WeWork was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since opening our first location in New York City, we’ve grown into a global flexible space provider committed to delivering technology-driven flexible solutions, inspiring spaces, and unmatched community experiences. Today, we’re constantly reimagining how the workplace can help everyone, from freelancers to Fortune 500s, be more motivated, productive, and connected. For more information about WeWork, please visit us at wework.com.

About BowX Acquisition Corp.

BowX Acquisition Corp. is a Special Purpose Acquisition Company formed by management of Bow Capital, including Vivek Ranadivé, and Murray Rode. Bow Capital is a venture capital fund bridging the best of academia, business, and entertainment. Mr. Ranadivé has four decades of experience and is founder and managing director of Bow Capital, as well as previous founder and CEO of TIBCO. Mr. Rode is senior advisor of Bow Capital and former CEO of TIBCO, with over 30 years of experience in tech. For more information, visit: https://bowcapital.com/bowx/#about.

Investor Contacts

Chandler Salisbury

investor@wework.com

Media Contacts

Nicole Sizemore / Julia Sullivan

press@wework.com

Gladstone Place Partners

Lauren Odell / Felipe Ucrós

(212) 230-5930

Additional Information and Where to Find It

This press release relates to a proposed transaction between WeWork and BowX. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WeWork, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all BowX shareholders. BowX also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-1 (Registration No. 333-239941) originally filed with the SEC on July 17, 2020. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WeWork and BowX include statements regarding the benefits of the transaction, the clear path to positive adjusted EBITDA, WeWork’s ability to continue self-funding its growth into the future, the amount of cash the transaction will provide WeWork, the anticipated timing of the transaction and the products and markets of WeWork. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WeWork’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WeWork and potential difficulties in WeWork employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WeWork or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or WeWork operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or WeWork’s business, WeWork’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WeWork and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WeWork nor BowX gives any assurance that either WeWork or BowX, or the combined company, will achieve its expectations.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA, free cash flow and Adjusted EBITDA margin (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that WeWork’s presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork’s management uses forward-looking non-GAAP measures to evaluate WeWork’s projected financials and operating performance. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See the Investor Presentation referenced above for reconciliations of our non-GAAP measures to the nearest GAAP measures.